As filed with the Securities and Exchange Commission on November 1, 2006

Registration No. 333-135800

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 5

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NYMEX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	6200	13-4098266
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

One North End Avenue

World Financial Center

New York, New York 10282-1101

(212) 299-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Christopher K. Bowen, Esq.

General Counsel, Chief Administrative Officer and Secretary

Richard D. Kerschner, Esq.

Senior Vice President—Corporate Governance and Strategic Initiatives

One North End Avenue

World Financial Center

New York, New York 10282-1101

(212) 299-2000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Matthew J. Mallow Eric J. Friedman Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036 (212) 735-3000 (212) 735-2000 (Facsimile)	Richard A. Drucker Davis Polk & Wardwell 450 Lexington Avenue New York, New York 10017 (212) 450-4000 (212) 450-3800 (Facsimile)

Approximate date of commencement of proposed sale to the public:  As promptly as practicable after this registration statement becomes effective and the satisfaction or waiver of certain other conditions described herein.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment is filed solely to file the amended exhibits indicated in Item 16 of Part II. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15, or 17 of Part II of the Registration Statement.

Item 16. Exhibits and financial statement schedules

(a) Exhibits

Exhibit index

Exhibit number	Description

1.1	Form of Underwriting Agreement.**

3.1	Form of Amended and Restated Certificate of Incorporation of NYMEX Holdings, Inc.*

3.1.1	Form of COMEX Transaction Amendment (incorporated herein by reference to Exhibits B and C to Exhibit 10.1 of Current Report on Form 8-K, dated September 26, 2006).

3.2	Form of Amended and Restated By-laws of NYMEX Holdings, Inc.*

3.3	Amended and Restated Certification of Incorporation of New York Mercantile Exchange, Inc. (incorporated herein by reference to Exhibit 3.3 of Current Report on Form 8-K, dated March 17, 2006).

3.4	Bylaws of New York Mercantile Exchange, Inc. (incorporated herein by reference to Exhibit 3.4 of Current Report on Form 8-K, dated March 17, 2006).

3.5	Form of Amended and Restated COMEX By-laws (incorporated herein by reference to Exhibit E to Exhibit 10.1 of Current Report on Form 8-K, dated September 26, 2006).

4.1	Form of Common Stock certificate for NYMEX Holdings, Inc.

4.2	Note Purchase Agreement among NYMEX and each of Purchasers listed in Schedule A attached thereto, dated October 15, 1996 (incorporated herein by reference to Exhibit 10.5 of Form S-4 (file no. 333-30332)).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2	Opinion of Christopher Bowen, Esq., General Counsel and Chief Administrative Officer and Corporate Secretary of NYMEX Holdings, Inc.

10.1	Ground Lease between Battery Park City Authority and NYMEX dated May 18, 1995 (incorporated herein by reference to Exhibit 10.3 of Form S-4 (file no. 333-30332)).

10.2	Funding Agreement among New York State Urban Development Corporation, New York City Economic Development Corporation, Battery Park City Authority and NYMEX dated May 18, 1995 (incorporated herein by reference to Exhibit 10.4 of Form S-4 (file no. 333-30332)).

10.3	NYMEX Holdings, Inc. Executive Income Deferral Program (incorporated herein by reference to Exhibit 10.5 of Form 10-K for the fiscal year ended December 31, 2000).

10.4	Network License Order Form between Oracle Corporation and NYMEX, accompanying Payment Plan Agreement and Payment Schedule between Oracle Credit Corporation and NYMEX (incorporated herein by reference to Exhibit 10.6 of Form S-4 (file no. 333-30332)).

10.5	Network License Order Form between Oracle Corporation and NYMEX, accompanying Payment Schedule between Oracle Credit Corporation and NYMEX and Amendment I to the Network License Order Form (incorporated herein by reference to Exhibit 10.7 of Form S-4 (file no. 333-30332)).

10.6	Network License Order Form between Oracle Corporation and NYMEX and accompanying Payment Schedule between Oracle Credit Corporation and NYMEX (incorporated herein by reference to Exhibit 10.8 of Form S-4 (file no. 333-30332)).

10.6.1	Software License and Services Agreement between Oracle Corporation and NYMEX effective January 6, 1995 (incorporated herein by reference to Exhibit 10.8.1 of Form S-4 (file no. 333-30332)).

Exhibit number	Description

10.7	Smartnet Agreement between Cisco Systems, Inc. and NYMEX dated May 21, 1996 (incorporated herein by reference to Exhibit 10.9 of Form S-4 (file no. 333-30332)).

10.8	Network Supported Account Agreement between Cisco Systems, Inc. and NYMEX dated May 21, 1996 (incorporated herein by reference to Exhibit 10.10 of Form S-4 (file no. 333-30332)).

10.9	COMEX Members’ Recognition and Retention Plan (incorporated herein by reference to Exhibit 10.11 of Form 10-K for the fiscal year ended December 31, 2000).

10.10	Employment agreement between NYMEX Holdings, New York Mercantile Exchange, Inc. and Samuel H. Gaer (incorporated herein by reference to Exhibit 10.14 of Form 10-Q for the quarter ending March 31, 2003 (file no. 333-30332)).

10.10.1	First Amendment to the Employment Agreement between NYMEX Holdings, Inc., New York Mercantile Exchange, Inc. and Samuel H. Gaer (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated March 7, 2006).

10.10.2	Employment agreement between NYMEX Holdings, Inc., New York Mercantile Exchange, Inc. and Madeline Boyd (incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ending March 31, 2004).

10.10.3	Employment agreement between NYMEX Holdings, Inc., New York Mercantile Exchange, Inc. and Sean Keating (incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ending June 30, 2004).

10.10.4	Employment agreement between NYMEX Holdings, Inc., New York Mercantile Exchange, Inc. and James E. Newsome (incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ending September 30, 2004).

10.10.5	Consulting agreement between NYMEX Holdings, New York Mercantile Exchange, Inc. and Jerome Bailey (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated October 27, 2006).

10.10.6	Employment agreement between NYMEX Holdings, New York Mercantile Exchange, Inc. and Christopher Bowen (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated April 11, 2006).

10.11	Stock Purchase Agreement by and among NYMEX Holdings, Inc. and General Atlantic Partners 82, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC and GAPCO GmbH & Co. KG (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated November 18, 2005).

10.11.1	Amendment No. 1 to Stock Purchase Agreement by and among NYMEX Holdings, Inc. and General Atlantic Partners 82, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC and GAPCO GmbH & Co. KG (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated February 15, 2006 (file no.333-30332)).

10.11.2	Investor Rights Agreement by and among NYMEX Holdings, Inc. and General Atlantic Partners 82, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC, GAP Coinvestments CDA, L.P. and GAPCO GmbH & Co. KG (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated March 17, 2006.)

10.11.3	Registration Rights Agreement by and among NYMEX Holdings, Inc. and General Atlantic Partners 82, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC, GAP Coinvestments CDA, L.P. and GAPCO GmbH & Co. KG (incorporated herein by reference to Exhibit 10.2 of Current Report on Form 8-K, dated March 17, 2006.)

Exhibit number	Description

10.12	Definitive Technology Services Agreement by and between New York Mercantile Exchange, Inc. and Chicago Mercantile Exchange Inc. (“CME”), a wholly owned subsidiary of Chicago Mercantile Exchange Holdings Inc.†

10.13	Agreement and Plan of Merger by and among New York Mercantile Exchange, COMEX Acquisition Corp. and Commodity Exchange, Inc., dated January 28, 1994.*

10.13.1	Amendment No. 1 to the Agreement and Plan of Merger by and among New York Mercantile Exchange, COMEX Acquisition Corp. and Commodity Exchange, Inc., dated March 25, 1994.*

10.14	Form of NYMEX Holdings, Inc. 2006 Omnibus Long-Term Incentive Plan.*

10.15	COMEX Transaction Agreement, by and among NYMEX Holdings, the NYMEX Division, the COMEX Division and the Governors Committee of the COMEX Division (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K filed on September 26, 2006).

14.1	Code of Ethics for principal executive officer and senior financial officers (incorporated herein by reference to Exhibit 14 of Form 10-K for the fiscal year ended December 31, 2003).

21.1	Subsidiaries of NYMEX Holdings, Inc. (incorporated herein by reference to Exhibit 21.1 of Form S-4 (file no. 333-30332)).

23.1	Consent of KPMG LLP.*

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

24.1	Powers of Attorney (included in signature page).*

*	Previously filed.

**	To be filed with a subsequent amendment to this registration statement.

†	Portions of this exhibit have been omitted and were filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 406 of the Securities Act.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 1, 2006.

NYMEX Holdings, Inc.

By:	/s/ Richard Schaeffer
	Name:	Richard Schaeffer
	Title:	Director and Chairman

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 1, 2006 in the capacities indicated.

Signature	Title

* Richard Schaeffer	Director and Chairman

* Robert Halper	Director and Vice Chairman

* James Newsome	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Kenneth Shifrin Kenneth Shifrin	Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)

* Stephen Ardizzone	Director

* Neil Citrone	Director

* Melvyn Falis	Director

* William Ford	Director

* Anthony George Gero	Director

* Thomas Gordon	Director

Signature	Title

* Harvey Gralla	Director

* David Greenberg	Director

* Daniel Rappaport	Director

* Frank Siciliano	Director and Treasurer

* Robert Steele	Director

* Dennis Suskind	Director

*By:	/s/ Richard D. Kerschner
Richard D. Kerschner Attorney-in-fact

Exhibit index

Exhibit number	Description

1.1	Form of Underwriting Agreement.**

3.1	Form of Amended and Restated Certificate of Incorporation of NYMEX Holdings, Inc.*

3.1.1	Form of COMEX Transaction Amendment (incorporated herein by reference to Exhibits B and C to Exhibit 10.1 of Current Report on Form 8-K, dated September 26, 2006).

3.2	Form of Amended and Restated By-laws of NYMEX Holdings, Inc.*

3.3	Amended and Restated Certification of Incorporation of New York Mercantile Exchange, Inc. (incorporated herein by reference to Exhibit 3.3 of Current Report on Form 8-K, dated March 17, 2006).

3.4	Bylaws of New York Mercantile Exchange, Inc. (incorporated herein by reference to Exhibit 3.4 of Current Report on Form 8-K, dated March 17, 2006).

3.5	Form of Amended and Restated COMEX By-laws (incorporated herein by reference to Exhibit E to Exhibit 10.1 of Current Report on Form 8-K, dated September 26, 2006).

4.1	Form of Common Stock certificate for NYMEX Holdings, Inc.

4.2	Note Purchase Agreement among NYMEX and each of Purchasers listed in Schedule A attached thereto, dated October 15, 1996 (incorporated herein by reference to Exhibit 10.5 of Form S-4 (file no. 333-30332)).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2	Opinion of Christopher Bowen, Esq., General Counsel and Chief Administrative Officer and Corporate Secretary of NYMEX Holdings, Inc.

10.1	Ground Lease between Battery Park City Authority and NYMEX dated May 18, 1995 (incorporated herein by reference to Exhibit 10.3 of Form S-4 (file no. 333-30332)).

10.2	Funding Agreement among New York State Urban Development Corporation, New York City Economic Development Corporation, Battery Park City Authority and NYMEX dated May 18, 1995 (incorporated herein by reference to Exhibit 10.4 of Form S-4 (file no. 333-30332)).

10.3	NYMEX Holdings, Inc. Executive Income Deferral Program (incorporated herein by reference to Exhibit 10.5 of Form 10-K for the fiscal year ended December 31, 2000).

10.4	Network License Order Form between Oracle Corporation and NYMEX, accompanying Payment Plan Agreement and Payment Schedule between Oracle Credit Corporation and NYMEX (incorporated herein by reference to Exhibit 10.6 of Form S-4 (file no. 333-30332)).

10.5	Network License Order Form between Oracle Corporation and NYMEX, accompanying Payment Schedule between Oracle Credit Corporation and NYMEX and Amendment I to the Network License Order Form (incorporated herein by reference to Exhibit 10.7 of Form S-4 (file no. 333-30332)).

10.6	Network License Order Form between Oracle Corporation and NYMEX and accompanying Payment Schedule between Oracle Credit Corporation and NYMEX (incorporated herein by reference to Exhibit 10.8 of Form S-4 (file no. 333-30332)).

10.6.1	Software License and Services Agreement between Oracle Corporation and NYMEX effective January 6, 1995 (incorporated herein by reference to Exhibit 10.8.1 of Form S-4 (file no. 333-30332)).

Exhibit number	Description

10.7	Smartnet Agreement between Cisco Systems, Inc. and NYMEX dated May 21, 1996 (incorporated herein by reference to Exhibit 10.9 of Form S-4 (file no. 333-30332)).

10.8	Network Supported Account Agreement between Cisco Systems, Inc. and NYMEX dated May 21, 1996 (incorporated herein by reference to Exhibit 10.10 of Form S-4 (file no. 333-30332)).

10.9	COMEX Members’ Recognition and Retention Plan (incorporated herein by reference to Exhibit 10.11 of Form 10-K for the fiscal year ended December 31, 2000).

10.10	Employment agreement between NYMEX Holdings, New York Mercantile Exchange, Inc. and Samuel H. Gaer (incorporated herein by reference to Exhibit 10.14 of Form 10-Q for the quarter ending March 31, 2003 (file no. 333-30332)).

10.10.1	First Amendment to the Employment Agreement between NYMEX Holdings, Inc., New York Mercantile Exchange, Inc. and Samuel H. Gaer (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated March 7, 2006).

10.10.2	Employment agreement between NYMEX Holdings, Inc., New York Mercantile Exchange, Inc. and Madeline Boyd (incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ending March 31, 2004).

10.10.3	Employment agreement between NYMEX Holdings, Inc., New York Mercantile Exchange, Inc. and Sean Keating (incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ending June 30, 2004).

10.10.4	Employment agreement between NYMEX Holdings, Inc., New York Mercantile Exchange, Inc. and James E. Newsome (incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ending September 30, 2004).

10.10.5	Consulting agreement between NYMEX Holdings, New York Mercantile Exchange, Inc. and Jerome Bailey (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated October 27, 2006).

10.10.6	Employment agreement between NYMEX Holdings, New York Mercantile Exchange, Inc. and Christopher Bowen (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated April 11, 2006).

10.11	Stock Purchase Agreement by and among NYMEX Holdings, Inc. and General Atlantic Partners 82, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC and GAPCO GmbH & Co. KG (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated November 18, 2005).

10.11.1	Amendment No. 1 to Stock Purchase Agreement by and among NYMEX Holdings, Inc. and General Atlantic Partners 82, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC and GAPCO GmbH & Co. KG (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated February 15, 2006 (file no.333-30332)).

10.11.2	Investor Rights Agreement by and among NYMEX Holdings, Inc. and General Atlantic Partners 82, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC, GAP Coinvestments CDA, L.P. and GAPCO GmbH & Co. KG (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K, dated March 17, 2006.)

10.11.3	Registration Rights Agreement by and among NYMEX Holdings, Inc. and General Atlantic Partners 82, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC, GAP Coinvestments CDA, L.P. and GAPCO GmbH & Co. KG (incorporated herein by reference to Exhibit 10.2 of Current Report on Form 8-K, dated March 17, 2006.)

Exhibit number	Description

10.12	Definitive Technology Services Agreement by and between New York Mercantile Exchange, Inc. and Chicago Mercantile Exchange Inc. (“CME”), a wholly owned subsidiary of Chicago Mercantile Exchange Holdings Inc.†

10.13	Agreement and Plan of Merger by and among New York Mercantile Exchange, COMEX Acquisition Corp. and Commodity Exchange, Inc., dated January 28, 1994.*

10.13.1	Amendment No. 1 to the Agreement and Plan of Merger by and among New York Mercantile Exchange, COMEX Acquisition Corp. and Commodity Exchange, Inc., dated March 25, 1994.*

10.14	Form of NYMEX Holdings, Inc. 2006 Omnibus Long-Term Incentive Plan.*

10.15	COMEX Transaction Agreement, by and among NYMEX Holdings, the NYMEX Division, the COMEX Division and the Governors Committee of the COMEX Division (incorporated herein by reference to Exhibit 10.1 of Current Report on Form 8-K filed on September 26, 2006).

14.1	Code of Ethics for principal executive officer and senior financial officers (incorporated herein by reference to Exhibit 14 of Form 10-K for the fiscal year ended December 31, 2003).

21.1	Subsidiaries of NYMEX Holdings, Inc. (incorporated herein by reference to Exhibit 21.1 of Form S-4 (file no. 333-30332)).*

23.1	Consent of KPMG LLP.

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

24.1	Powers of Attorney (included in signature page).*

*	Previously filed.

**	To be filed with a subsequent amendment to this registration statement.

†	Portions of this exhibit have been omitted and were filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 406 of the Securities Act.